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                                                                     EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report dated February 7, 1994, included in this Form 10-K, into The Hertz Corporation's previously filed Registration Statements on Form S-3 (File Nos. 33-39145 and 33-62902).




                                                           Arthur Andersen & Co.



New York, New York
March 8, 1994





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